UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 25, 2013

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 25, 2013, Microsoft Corporation (the “Company”) entered into (i) an Underwriting Agreement (the “Euro Underwriting Agreement”) with the several underwriters named therein, for which Merrill Lynch International and The Royal Bank of Scotland plc acted as representatives, for the issuance and sale by the Company of €550,000,000 aggregate principal amount of its 2.625% Notes due 2033 (the “Euro Notes”) and (ii) an Underwriting Agreement (the “USD Underwriting Agreement”) with the several underwriters named therein, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc. acted as representatives, for the issuance and sale by the Company of $450,000,000 aggregate principal amount of its 1.000% Notes due 2018 (the “2018 Notes”), $1,000,000,000 aggregate principal amount of its 2.375% Notes due 2023 (the “2023 Notes”) and $500,000,000 aggregate principal amount of its 3.750% Notes due 2043 (the “2043 Notes” and, together with the 2018 Notes and the 2023 Notes, the “USD Notes” and, together with the Euro Notes, the “Notes”).

The Euro Notes will be issued pursuant to an indenture, dated as of May 18, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the Fifth Supplemental Indenture thereto, to be dated as of May 2, 2013 (the “Fifth Supplemental Indenture”), among the Company, the Trustee and The Bank of New York Mellon, London Branch, as London paying agent.

The USD Notes will be issued pursuant to the Base Indenture, as amended and supplemented by the Sixth Supplemental Indenture thereto, to be dated as of May 2, 2013 (the “Sixth Supplemental Indenture”), between the Company and the Trustee.

The Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-184717), filed with the Securities and Exchange Commission (the “Commission”) on November 2, 2012, and is incorporated herein by reference.

In connection with the public offering of the Euro Notes, the Company has filed with the Commission a prospectus dated November 2, 2012 and a related prospectus supplement dated April 25, 2013 (Registration No. 333-184717) (the “Euro Prospectus Supplement”), which relates to the offer and sale of the Euro Notes.

In connection with the public offering of the USD Notes, the Company has filed with the Commission a prospectus dated November 2, 2012 and a related prospectus supplement dated April 25, 2013 (Registration No. 333-184717) (the “USD Prospectus Supplement”), which relates to the offer and sale of the USD Notes.

Interest on the Euro Notes will be payable annually on May 2 of each year, commencing on May 2, 2014, to holders of record on the preceding May 1. The Euro Notes will mature on May 2, 2033. Application has been made to the Irish Stock Exchange for the Euro Notes to be admitted to the Official List and trading on the Global Exchange Market which is the exchange regulated market of the Irish Stock Exchange.

The Company will have the option to redeem the Euro Notes in certain circumstances described in the Euro Prospectus Supplement, including the option to redeem, in whole but not in part, upon the occurrence of specified tax events as described in the Euro Prospectus Supplement.

Interest on the USD Notes will be payable semi-annually on May 1 and November 1 of each year, commencing on November 1, 2013, to holders of record on the preceding April 15 or October 15, as the case may be. The 2018 Notes will mature on May 1, 2018, the 2023 Notes will mature on May 1, 2023 and the 2043 Notes will mature on May 1, 2043.

The Company will have the option to redeem the USD Notes in certain circumstances described in the USD Prospectus Supplement.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Euro Underwriting Agreement, the USD Underwriting Agreement, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 1.1, 1.2, 4.1 and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Euro Underwriting Agreement, dated April 25, 2013

1.2	USD Underwriting Agreement, dated April 25, 2013

4.1	Form of Fifth Supplemental Indenture, dated as of May 2, 2013, among Microsoft Corporation, The Bank of New York Mellon Trust Company, N.A., as trustee, and The Bank of New York Mellon, London Branch, as London paying agent, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Sixth Supplemental Indenture, dated as of May 2, 2013, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of Global Note representing the Euro Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2018 Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2023 Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2043 Notes (included in Exhibit 4.2)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Simpson Thacher & Bartlett LLP

5.3	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation

5.4	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: May 1, 2013	/s/ Keith R. Dolliver
Keith R. Dolliver
Associate General Counsel, Legal and Corporate
Affairs, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Euro Underwriting Agreement, dated April 25, 2013

1.2	USD Underwriting Agreement, dated April 25, 2013

4.1	Form of Fifth Supplemental Indenture, dated as of May 2, 2013, among Microsoft Corporation, The Bank of New York Mellon Trust Company, N.A., as trustee, and The Bank of New York Mellon, London Branch, as London paying agent, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Sixth Supplemental Indenture, dated as of May 2, 2013, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of Global Note representing the Euro Notes (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2018 Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2023 Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2043 Notes (included in Exhibit 4.2)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Simpson Thacher & Bartlett LLP

5.3	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation

5.4	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Legal and Corporate Affairs, and Assistant Secretary of Microsoft Corporation